Security Information


Security Purchased


CUSIP
US46630Q2021


Issuer
VTB BANK


Underwriters
Citigroup, DBSI, Goldman Sachs,
Renaissance
Capital Group





Years of continuous operation,
including predecessors
> 3 years

Ticker
VTBR LI


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer
from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2007

Total dollar amount of offering
sold to QIBs
 $         7,988,131,000


Total dollar amount of any concurrent
public offering
 $                                                                -



Total
 $              7,988,131,000




Public offering price
 $   10.56




Price paid if other than public
 offering price
 N/A



Underwriting spread or commission
 $  0.12




Rating
N/A



Current yield
N/A



Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds



DWS Global Thematic VIP
Chicago
26,100
 $                   275,616
0.00%




DWS International Select Equity VIP
Chicago
64,400
 $                   680,064
0.01%


New York Funds




DWS Emerging Markets Equity Fund
New York
                        68,100
 $                   719,136
0.01%



DWS Global Thematic Fund
New York
                      320,600
 $                 3,385,536
0.04%




DWS International Equity Fund
New York
                        50,400
 $                   532,224
0.01%





DWS International Fund
New York
                      387,000
 $                 4,086,720
0.05%



DWS International Select Equity Fund
New York
                        50,200
 $                   530,112
0.01%


DWS International VIP
New York
                      160,500
 $                 1,694,880
0.02%


Total

1,127,300
 $               11,904,288
0.15%



^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date
is listed.


Security Information


Security Purchased


CUSIP
DE000WACK012


Issuer
WACKER CONSTRUCTION EQUIPMENT



Underwriters
DBSI, Sal Oppenheim Jr, UBS



Years of continuous operation,
including predecessors
> 3 years



Ticker
WAC GR


Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager



Name of underwriter or dealer
from which purchased
UBS



Firm commitment underwriting?
Yes




Trade date/Date of Offering
5/14/2007



Total dollar amount of offering
sold to QIBs
 $       478,782,139



Total dollar amount of any concurrent
public offering
 $  -

Total
 $        478,782,139






Public offering price
 $         29.93



Price paid if other than public
offering price
 N/A



Underwriting spread or commission
 $     0.87




Rating
N/A


Current yield
N/A


Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund


Chicago Funds




DWS Global Thematic VIP
Chicago
2,200
 $                     23,232
0.00%


DWS International Select Equity VIP
Chicago
6,694
 $            70,689
0.00%




New York Funds



DWS Global Opportunities Fund
New York
                        18,800
 $             198,528
0.00%





DWS Global Opportunities VIP
New York
                          7,700
 $                     81,312
0.00%




DWS Global Thematic Fund
New York
                        27,000
 $                   285,120
0.00%



DWS International Equity Fund
New York
                          3,304
 $                     34,890
0.00%



DWS International Fund
New York
                        25,390
 $                   268,118
0.00%




DWS International Select Equity Fund
New York
                          6,617
 $                     69,876
0.00%





DWS International VIP
New York
                          9,978
 $                   105,368
0.00%




Total

107,683
 $                 1,137,132
0.01%



^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information


Security Purchased


CUSIP
NZFBUE0001S0



Issuer
FLETCHER BUILDING LTD

Underwriters
Goldman Sachs, DBSI

Years of continuous operation,
including predecessors
> 3 years


Ticker
FBU NZ

Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer
from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/24/2007




Total dollar amount of offering
sold to QIBs
 $             237,640,000




Total dollar amount of any concurrent
 public offering
 $ Total
 $       237,640,000


Public offering price
 $           9.14




Price paid if other than public
offering price
 N/A



Underwriting spread or commission
 $          0.06




Rating
N/A




Current yield
N/A


Fund Specific Information

Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund




Chicago Funds


DWS International Select Equity VIP
Chicago
5,300
 $                     55,968
0.00%


New York Funds




DWS International Equity Fund
New York
4,100
 $                     43,296
0.00%




DWS International Fund
New York
                        31,700
 $                   334,752
0.00%



DWS International Select Equity Fund
New York
4,100
 $                     43,296
0.00%




DWS International VIP
New York
                        13,200
 $                   139,392
0.00%



Total

58,400
 $                   616,704
0.01%



^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.